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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  March 7, 2005


                        ALLIED HEALTHCARE PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                    0-19266                  25-1370721
(State or other jurisdiction of       (Commission              (IRS Employer
 Incorporation or organization)       File Number)        Identification Number)


                1720 SUBLETTE AVENUE
               SAINT LOUIS, MISSOURI                            63110
      (Address of principal executive offices)                (Zip code)


                                 (314) 771-2400
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 5.02. -- DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
              DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On March 7, 2005, the Brent D. Baird submitted his resignation as a director of Allied Healthcare Products, Inc. in order to reduce his number of outside directorships in view of his position as chief executive officer of First Carolina Corporation.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       ALLIED HEALTHCARE PRODUCTS, INC.

                                       By:

Date:   March 8, 2005                  /s/ Daniel C. Dunn
                                       --------------------------------
                                       Daniel C. Dunn
                                       Vice-President, Chief Financial
                                       Officer and Secretary